                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[410,030,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-HE1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                 APRIL 15, 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FICO & DOCUMENTATION
--------------------------------------------------------------------------------------------------------------------------
FICO SCORE             FULL DOC    LIMITED DOC    STATED DOC       ALL DOCS       WAC         AVG PRIN BAL     CURRENT LTV
--------------------------------------------------------------------------------------------------------------------------
(50 increment)
NOT AVAILABLE
451 TO 500                0.00%         0.00%         0.00%          0.00%       0.000%                 -           0.00%
501 TO 550                0.60%         0.00%         0.00%          0.60%       7.150%         205,666.36         78.96%
551 TO 600                5.66%         0.00%         0.76%          6.42%       6.793%         245,853.69         77.36%
601 TO 650               27.43%         2.38%         5.44%         35.25%       6.597%         238,117.24         82.83%
651 TO 700               19.55%         3.50%        13.60%         36.65%       6.427%         255,925.18         82.58%
701 TO 750                9.27%         0.60%         7.00%         16.87%       6.306%         281,140.34         82.70%
751 TO 800                1.67%         0.50%         2.04%          4.21%       6.072%         271,981.61         79.12%
TOTAL                    64.18%         6.98%        28.84%        100.00%       6.479%         252,680.49         82.18%
--------------------------------------------------------------------------------------------------------------------------

LTV & FICO
-------------------------------------------------------------------------------------------------------------------------------
CURRENT LTV          FICO <500    501-550       551-600    601-650      651-700     701-750     751-800    801-850       TOTAL
-------------------------------------------------------------------------------------------------------------------------------
(10 increment)
0.01 TO 10.00
10.01 TO 20.00           0.00%      0.00%         0.00%      0.00%        0.00%       0.00%       0.00%      0.00%        0.00%
20.01 TO 30.00           0.00%      0.00%         0.00%      0.00%        0.00%       0.00%       0.00%      0.00%        0.00%
30.01 TO 40.00           0.00%      0.00%         0.26%      0.00%        0.00%       0.00%       0.00%      0.00%        0.26%
40.01 TO 50.00           0.00%      0.00%         0.00%      0.16%        0.11%       0.23%       0.00%      0.00%        0.51%
50.01 TO 60.00           0.00%      0.00%         0.23%      0.00%        0.00%       0.00%       0.00%      0.00%        0.23%
60.01 TO 70.00           0.00%      0.00%         1.06%      2.64%        1.81%       0.34%       0.38%      0.00%        6.23%
70.01 TO 80.00           0.00%      0.50%         2.47%     19.34%       21.34%       8.69%       3.19%      0.00%       55.53%
80.01 TO 90.00           0.00%      0.10%         2.01%      9.47%       11.23%       6.78%       0.63%      0.00%       30.22%
90.01 TO 100.00          0.00%      0.00%         0.40%      3.64%        2.17%       0.82%       0.00%      0.00%        7.03%
TOTAL                               0.60%         6.42%     35.25%       36.65%      16.87%       4.21%      0.00%      100.00%
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
CURRENT LTV         AVG PRIN BAL      WAC      GROSS MARGIN     LIMITED DOC    STATED DOC
-----------------------------------------------------------------------------------------
(10 increment)
0.01 TO 10.00
10.01 TO 20.00                -          -              -            0.000%        0.000%
20.01 TO 30.00                -          -              -            0.000%        0.000%
30.01 TO 40.00        133,500.00      6.602          6.531           0.000%        0.000%
40.01 TO 50.00        174,624.04      5.876          6.078           0.000%        0.000%
50.01 TO 60.00        234,500.00      6.500          6.000           0.000%        0.000%
60.01 TO 70.00        306,410.35      6.188          6.164          20.740%       10.190%
70.01 TO 80.00        240,137.03      6.377          5.807           4.560%       42.980%
80.01 TO 90.00        281,341.87      6.575          6.139           9.550%       13.250%
90.01 TO 100.00       227,019.80      7.171          6.069           3.810%        4.750%
TOTAL                 252,680.49      6.479          5.952           6.980%       28.840%
-----------------------------------------------------------------------------------------

PRIN BALANCE & FICO
-------------------------------------------------------------------------------------------------------------------------------
PRIN BALANCE         FICO <=500   501-550       551-600    601-650      651-700     701-750     751-800    801-850       TOTAL
-------------------------------------------------------------------------------------------------------------------------------
(50,000 increments)
1 TO 50,000               0.00%     0.00%         0.00%      0.00%        0.00%       0.00%       0.00%       0.00%       0.00%
50,001 TO 100,000         0.00%     0.00%         0.06%      0.26%        0.39%       0.27%       0.00%       0.00%       0.98%
100,001 TO 150,000        0.00%     0.24%         0.37%      3.53%        2.56%       0.61%       0.10%       0.00%       7.42%
150,001 TO 200,000        0.00%     0.00%         1.02%      6.69%        4.48%       2.18%       0.37%       0.00%      14.74%
200,001 TO 250,000        0.00%     0.00%         1.49%      5.62%        6.05%       1.47%       1.25%       0.00%      15.88%
250,001 TO 300,000        0.00%     0.00%         0.76%      6.07%        5.53%       2.39%       0.85%       0.00%      15.60%
300,001 TO 350,000        0.00%     0.00%         0.63%      3.18%        6.36%       1.28%       0.00%       0.00%      11.45%
350,001 TO 400,000        0.00%     0.35%         0.74%      4.41%        4.38%       3.61%       0.70%       0.00%      14.19%
400,001 TO 450,000        0.00%     0.00%         0.43%      3.68%        2.90%       2.11%       0.43%       0.00%       9.55%
450,001 TO 500,000        0.00%     0.00%         0.44%      0.96%        2.32%       1.82%       0.00%       0.00%       5.54%
500,001 TO 550,000        0.00%     0.00%         0.50%      0.00%        0.49%       0.50%       0.50%       0.00%       2.00%
550,001 TO 600,000        0.00%     0.00%         0.00%      0.00%        0.56%       0.00%       0.00%       0.00%       0.56%
600,001 TO 650,000        0.00%     0.00%         0.00%      0.00%        0.63%       0.62%       0.00%       0.00%       1.25%
650,001 TO 700,000        0.00%     0.00%         0.00%      0.00%        0.00%       0.00%       0.00%       0.00%       0.00%
700,001 TO 750,000        0.00%     0.00%         0.00%      0.00%        0.00%       0.00%       0.00%       0.00%       0.00%
850,001 TO 900,000        0.00%     0.00%         0.00%      0.84%        0.00%       0.00%       0.00%       0.00%       0.84%
TOTAL                     0.00%     0.60%         6.42%     35.25%       36.65%      16.87%       4.21%       0.00%     100.00%
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
PRIN BALANCE         CURRENT LTV         WAC      GROSS MARGIN      LIMITED DOC      STATED DOC
-----------------------------------------------------------------------------------------------
(50,000 increments)
1 TO 50,000                 0.00%           -                -            0.00%           0.00%
50,001 TO 100,000          78.79%       6.905            6.004            9.90%          26.89%
100,001 TO 150,000         81.65%       6.815            5.981            3.68%          16.31%
150,001 TO 200,000         82.16%       6.700            6.043            5.45%          30.91%
200,001 TO 250,000         82.10%       6.591            5.919            2.50%          36.34%
250,001 TO 300,000         81.80%       6.413            5.836            5.07%          47.33%
300,001 TO 350,000         83.83%       6.330            5.908           11.18%          19.52%
350,001 TO 400,000         84.04%       6.256            5.869            0.00%          27.94%
400,001 TO 450,000         82.84%       6.473            6.044            0.00%          21.98%
450,001 TO 500,000         81.80%       6.508            6.193           42.23%          24.53%
500,001 TO 550,000         75.67%       6.008            6.046           49.67%           0.00%
550,001 TO 600,000         80.00%       6.450            5.500            0.00%           0.00%
600,001 TO 650,000         76.28%       6.069            5.626            0.00%           0.00%
650,001 TO 700,000          0.00%           -                -            0.00%           0.00%
700,001 TO 750,000          0.00%           -                -            0.00%           0.00%
850,001 TO 900,000         66.92%       5.700            6.650            0.00%           0.00%
TOTAL                      82.18%       6.479            5.952            6.98%          28.84%
-----------------------------------------------------------------------------------------------

PREPAYMENT PENALTY & FICO
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY TERM    <=500    501-550     551-600     601-650     651-700      701-750       751-800      801-850        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
(whatever increments)
0                          0.00%      0.15%       0.72%       3.78%       1.78%        1.76%         0.00%        0.00%        8.18%
6                          0.00%      0.00%       0.00%       0.00%       0.00%        0.00%         0.00%        0.00%        0.00%
12                         0.00%      0.00%       0.51%       0.82%       2.05%        0.99%         0.00%        0.00%        4.37%
24                         0.00%      0.00%       3.30%      19.10%      17.19%        5.68%         0.71%        0.00%       45.99%
30                         0.00%      0.00%       0.00%       0.19%       0.00%        0.72%         0.00%        0.00%        0.91%
36                         0.00%      0.45%       1.90%      11.36%      15.62%        7.71%         3.50%        0.00%       40.54%
60                         0.00%      0.00%       0.00%       0.00%       0.00%        0.00%         0.00%        0.00%        0.00%
TOTAL                      0.00%      0.60%       6.42%      35.25%      36.65%       16.87%         4.21%        0.00%      100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY TERM         CURRENT LTV        WAC      GROSS MARGIN     AVG PRIN BAL     LIMITED DOC     STATED DOC
------------------------------------------------------------------------------------------------------------------------
(whatever increments)
0                                    79.93%       6.6884          6.2506       264,328.05          11.39%         12.21%
6                                     0.00%            -               -                -           0.00%          0.00%
12                                   84.00%       6.8444          6.2647       282,101.47           9.54%         44.84%
24                                   83.27%       6.4911          6.1229       256,934.06           6.52%         33.67%
30                                   90.49%       5.9321          5.9968       314,399.19           0.00%          0.00%
36                                   81.02%       6.3966          5.6481       242,186.13           6.48%         25.65%
60                                    0.00%            -               -                -           0.00%          0.00%
TOTAL                                82.18%       6.4793          5.9517       252,680.49           6.98%         28.84%
------------------------------------------------------------------------------------------------------------------------

MORTG RATES & FICO
------------------------------------------------------------------------------------------------------------------------------
MORTG RATES         FICO <=500   501-550       551-600    601-650      651-700     701-750     751-800    801-850       TOTAL
------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 TO 5.000           0.00%     0.00%         0.00%      0.42%        0.26%       0.00%       0.00%      0.00%        0.68%
5.001 TO 5.500           0.00%     0.00%         0.33%      0.99%        1.71%       2.71%       0.78%      0.00%        6.52%
5.501 TO 6.000           0.00%     0.00%         0.90%      9.55%        7.95%       3.41%       1.49%      0.00%       23.29%
6.001 TO 6.500           0.00%     0.35%         2.25%      7.09%       13.63%       4.97%       1.31%      0.00%       29.61%
6.501 TO 7.000           0.00%     0.00%         1.16%      8.91%        7.86%       4.08%       0.62%      0.00%       22.63%
7.001 TO 7.500           0.00%     0.00%         0.46%      5.60%        3.54%       1.25%       0.00%      0.00%       10.85%
7.501 TO 8.000           0.00%     0.00%         0.63%      1.60%        1.50%       0.44%       0.00%      0.00%        4.18%
8.001 TO 8.500           0.00%     0.24%         0.51%      0.14%        0.00%       0.00%       0.00%      0.00%        0.89%
8.501 TO 9.000           0.00%     0.00%         0.19%      0.80%        0.20%       0.00%       0.00%      0.00%        1.19%
9.001 TO 9.500           0.00%     0.00%         0.00%      0.14%        0.00%       0.00%       0.00%      0.00%        0.14%
9.501 TO 10.000          0.00%     0.00%         0.00%      0.00%        0.00%       0.00%       0.00%      0.00%        0.00%
10.001 TO 10.500         0.00%     0.00%         0.00%      0.00%        0.00%       0.00%       0.00%      0.00%        0.00%
10.501 TO 11.000         0.00%     0.00%         0.00%      0.00%        0.00%       0.00%       0.00%      0.00%        0.00%
11.001 TO 11.500         0.00%     0.00%         0.00%      0.00%        0.00%       0.00%       0.00%      0.00%        0.00%
11.501 TO 12.000         0.00%     0.00%         0.00%      0.00%        0.00%       0.00%       0.00%      0.00%        0.00%
12.001 TO 12.500         0.00%     0.00%         0.00%      0.00%        0.00%       0.00%       0.00%      0.00%        0.00%
12.501 TO 13.000         0.00%     0.00%         0.00%      0.00%        0.00%       0.00%       0.00%      0.00%        0.00%
13.001 TO 13.500         0.00%     0.00%         0.00%      0.00%        0.00%       0.00%       0.00%      0.00%        0.00%
13.501 TO 14.000         0.00%     0.00%         0.00%      0.00%        0.00%       0.00%       0.00%      0.00%        0.00%
14.001 TO 14.500         0.00%     0.00%         0.00%      0.00%        0.00%       0.00%       0.00%      0.00%        0.00%
TOTAL:                   0.00%     0.60%         6.42%     35.25%       36.65%      16.87%       4.21%      0.00%      100.00%
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
MORTG RATES         CURRENT LTV       WAC      GROSS MARGIN       AVG PRIN BAL      LIMITED DOC      STATED DOC
---------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 TO 5.000           79.93%      4.990           5.9400         351,700.00            0.00%           0.00%
5.001 TO 5.500           81.66%      5.448           5.5319         354,797.84            7.71%           4.30%
5.501 TO 6.000           79.46%      5.877           5.8391         270,472.01            3.14%          15.73%
6.001 TO 6.500           81.04%      6.307           5.8346         252,903.45            4.81%          30.78%
6.501 TO 7.000           84.10%      6.826           5.9838         251,506.96           11.76%          39.20%
7.001 TO 7.500           84.70%      7.297           6.2978         219,822.44           11.50%          39.70%
7.501 TO 8.000           85.86%      7.777           6.5245         205,853.51            0.00%          39.96%
8.001 TO 8.500           85.98%      8.297           6.7359         153,980.21           15.89%          22.67%
8.501 TO 9.000           90.83%      8.752           7.2173         205,565.38           22.46%          61.37%
9.001 TO 9.500           99.09%      9.150           6.0000         147,145.04            0.00%           0.00%
9.501 TO 10.000           0.00%      0.000                -                  -            0.00%           0.00%
10.001 TO 10.500          0.00%      0.000                -                  -            0.00%           0.00%
10.501 TO 11.000          0.00%      0.000                -                  -            0.00%           0.00%
11.001 TO 11.500          0.00%      0.000                -                  -            0.00%           0.00%
11.501 TO 12.000          0.00%      0.000                -                  -            0.00%           0.00%
12.001 TO 12.500          0.00%      0.000                -                  -            0.00%           0.00%
12.501 TO 13.000          0.00%      0.000                -                  -            0.00%           0.00%
13.001 TO 13.500          0.00%      0.000                -                  -            0.00%           0.00%
13.501 TO 14.000          0.00%      0.000                -                  -            0.00%           0.00%
14.001 TO 14.500          0.00%      0.000                -                  -            0.00%           0.00%
TOTAL:                   82.18%    6.47929           5.9517         252,680.49            6.98%          28.84%
---------------------------------------------------------------------------------------------------------------

MORTG RATES & LTV
------------------------------------------------------------------------------------------------------------------------------------
MORTG RATES           LTV 0-10    LTV 11-20      21-30     31-40     41-50    51-60    61-70     71-80    81-90    91-100      TOTAL
------------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 TO 5.000           0.00%        0.00%      0.00%     0.00%     0.00%    0.00%    0.00%     0.68%    0.00%     0.00%      0.68%
5.001 TO 5.500           0.00%        0.00%      0.00%     0.00%     0.00%    0.00%    0.48%     4.20%    1.84%     0.00%      6.52%
5.501 TO 6.000           0.00%        0.00%      0.00%     0.00%     0.51%    0.00%    3.07%    13.86%    5.11%     0.75%     23.29%
6.001 TO 6.500           0.00%        0.00%      0.00%     0.20%     0.00%    0.23%    1.40%    17.85%    9.42%     0.51%     29.61%
6.501 TO 7.000           0.00%        0.00%      0.00%     0.00%     0.00%    0.00%    0.79%    11.10%    8.15%     2.59%     22.63%
7.001 TO 7.500           0.00%        0.00%      0.00%     0.00%     0.00%    0.00%    0.48%     5.36%    3.58%     1.43%     10.85%
7.501 TO 8.000           0.00%        0.00%      0.00%     0.06%     0.00%    0.00%    0.00%     1.90%    1.43%     0.80%      4.18%
8.001 TO 8.500           0.00%        0.00%      0.00%     0.00%     0.00%    0.00%    0.00%     0.39%    0.30%     0.21%      0.89%
8.501 TO 9.000           0.00%        0.00%      0.00%     0.00%     0.00%    0.00%    0.00%     0.20%    0.39%     0.60%      1.19%
9.001 TO 9.500           0.00%        0.00%      0.00%     0.00%     0.00%    0.00%    0.00%     0.00%    0.00%     0.14%      0.14%
9.501 TO 10.000          0.00%        0.00%      0.00%     0.00%     0.00%    0.00%    0.00%     0.00%    0.00%     0.00%      0.00%
10.001 TO 10.500         0.00%        0.00%      0.00%     0.00%     0.00%    0.00%    0.00%     0.00%    0.00%     0.00%      0.00%
10.501 TO 11.000         0.00%        0.00%      0.00%     0.00%     0.00%    0.00%    0.00%     0.00%    0.00%     0.00%      0.00%
11.001 TO 11.500         0.00%        0.00%      0.00%     0.00%     0.00%    0.00%    0.00%     0.00%    0.00%     0.00%      0.00%
11.501 TO 12.000         0.00%        0.00%      0.00%     0.00%     0.00%    0.00%    0.00%     0.00%    0.00%     0.00%      0.00%
12.001 TO 12.500         0.00%        0.00%      0.00%     0.00%     0.00%    0.00%    0.00%     0.00%    0.00%     0.00%      0.00%
12.501 TO 13.000         0.00%        0.00%      0.00%     0.00%     0.00%    0.00%    0.00%     0.00%    0.00%     0.00%      0.00%
13.001 TO 13.500         0.00%        0.00%      0.00%     0.00%     0.00%    0.00%    0.00%     0.00%    0.00%     0.00%      0.00%
13.501 TO 14.000         0.00%        0.00%      0.00%     0.00%     0.00%    0.00%    0.00%     0.00%    0.00%     0.00%      0.00%
14.001 TO 14.500         0.00%        0.00%      0.00%     0.00%     0.00%    0.00%    0.00%     0.00%    0.00%     0.00%      0.00%
TOTAL:                   0.00%        0.00%      0.00%     0.26%     0.51%    0.23%    6.23%    55.53%   30.22%     7.03%    100.00%
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
MORTG RATES            AVG FICO      GROSS MARGIN      AVG PRIN BAL      LIMITED DOC       STATED DOC
-----------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 TO 5.000          643.170             5.940        351,700.00            0.00%            0.00%
5.001 TO 5.500          695.920             5.532        354,797.84            7.71%            4.30%
5.501 TO 6.000          666.570             5.839        270,472.01            3.14%           15.73%
6.001 TO 6.500          667.810             5.835        252,903.45            4.81%           30.78%
6.501 TO 7.000          662.350             5.984        251,506.96           11.76%           39.20%
7.001 TO 7.500          651.410             6.298        219,822.44           11.50%           39.70%
7.501 TO 8.000          643.340             6.524        205,853.51            0.00%           39.96%
8.001 TO 8.500          581.410             6.736        153,980.21           15.89%           22.67%
8.501 TO 9.000          625.630             7.217        205,565.38           22.46%           61.37%
9.001 TO 9.500          618.000             6.000        147,145.04            0.00%            0.00%
9.501 TO 10.000                -                -                 -            0.00%            0.00%
10.001 TO 10.500               -                -                 -            0.00%            0.00%
10.501 TO 11.000               -                -                 -            0.00%            0.00%
11.001 TO 11.500               -                -                 -            0.00%            0.00%
11.501 TO 12.000               -                -                 -            0.00%            0.00%
12.001 TO 12.500               -                -                 -            0.00%            0.00%
12.501 TO 13.000               -                -                 -            0.00%            0.00%
13.001 TO 13.500               -                -                 -            0.00%            0.00%
13.501 TO 14.000               -                -                 -            0.00%            0.00%
14.001 TO 14.500               -                -                 -            0.00%            0.00%
TOTAL:                  663.800             5.952        252,680.49            6.98%           28.84%
-----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FICO SCORE            FULL          LIMITED           STATED           ALL DOCS             WAC        AVG PRIN BAL    CURRENT LTV
------------------------------------------------------------------------------------------------------------------------------------
451 to 500                 0                0                 0                 0              0                0                0
501 to 550         616999.08                0                 0         616999.08         0.0715        205666.36           0.7896
551 to 600        5851313.74                0            786736        6638049.74        0.06793        245853.69           0.7736
601 to 650       28351644.19       2458162.76        5622130.39       36431937.34        0.06597        238117.24           0.8283
651 to 700       20207848.16       3613300.97       14055777.42       37876926.55        0.06427        255925.18           0.8258
701 to 750        9578265.53        618084.22        7234351.42       17430701.17        0.06306        281140.34            0.827
751 to 800        1723923.58           520000        2107782.23        4351705.81        0.06072        271981.61           0.7912
TOTAL:           66329994.28       7209547.95       29806777.46       103346319.7        0.06479        252680.49           0.8218
------------------------------------------------------------------------------------------------------------------------------------


3. CURRENT LTV

------------------------------------------------------------------------------------------------------------------------------------
                  FICO         FICO         FICO          FICO           FICO            FICO          FICO      FICO
CURRENT LTV      <=500      501-550      551-600        601-650        651-700         701-750       751-800     >800          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
10.01 to 20.00       0            0             0              0              0               0             0       0              0
20.01 to 30.00       0            0             0              0              0               0             0       0              0
30.01 to 40.00       0            0        267000              0              0               0             0       0         267000
40.01 to 50.00       0            0             0      169968.12         114000       239904.01             0       0      523872.13
50.01 to 60.00       0            0        234500              0              0               0             0       0         234500
60.01 to 70.00       0            0    1092379.91     2731273.26     1868251.57       347331.87     395380.68       0     6434617.29
70.01 to 80.00       0    514999.08    2551484.83    19988744.08     22051908.3      8984326.71    3301286.55       0    57392749.55
80.01 to 90.00       0       102000       2079986     9782052.68    11601034.14      7008835.87     655038.58       0    31228947.27
90.01 to 100.00      0            0        412699      3759899.2     2241732.54       850302.71             0       0     7264633.45
TOTAL:               0    616999.08    6638049.74    36431937.34    37876926.55     17430701.17    4351705.81       0    103346319.7
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

CURRENT LTV          AVG PRIN BAL           WAC         GROSS MARGIN           LIMITED        STATED
----------------------------------------------------------------------------------------------------
10.01 to 20.00                 0               0                  0                  0             0
20.01 to 30.00                 0               0                  0                  0             0
30.01 to 40.00            133500          6.6018             6.5309                  0             0
40.01 to 50.00         174624.04         5.87616            6.07809                  0             0
50.01 to 60.00            234500             6.5                  6                  0             0
60.01 to 70.00         306410.35          6.1876             6.1643              20.74         10.19
70.01 to 80.00         240137.03         6.37725            5.80659               4.56         42.98
80.01 to 90.00         281341.87         6.57481            6.13925               9.55         13.25
90.01 to 100.00         227019.8         7.17144            6.06894               3.81          4.75
TOTAL:                 252680.49         6.47929            5.95173               6.98         28.84
----------------------------------------------------------------------------------------------------


PRIN BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                     FICO      FICO         FICO           FICO           FICO          FICO          FICO      FICO
PRIN BALANCE        <=450    501-550      551-600        601-650       651-700        701-750       751-800     >800         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1 to 50,000             0           0            0              0              0             0             0       0              0
50,001 to 100,000       0           0        60000      273848.47      399619.21     275009.79             0       0     1008477.47
100,001 to 150,000      0      252000    380620.02     3652512.28     2644400.76     634640.95     105788.03       0     7669962.04
150,001 to 200,000      0           0   1055814.83     6917691.27     4629593.46    2250571.19     384577.17       0    15238247.92
200,001 to 250,000      0           0      1535185     5806123.48     6250282.63    1523704.16    1292947.96       0    16408243.23
250,001 to 300,000      0           0       783800     6270587.36     5717893.11    2471906.51     879592.65       0    16123779.63
300,001 to 350,000      0           0       648000      3290093.1     6577332.18    1317966.92             0       0     11833392.2
350,001 to 400,000      0   364999.08       760250     4561531.99     4531358.26    3727801.34        720000       0    14665940.67
400,001 to 450,000      0           0       439920     3799049.39        2992074    2185097.42        448800       0     9864940.81
450,001 to 500,000      0           0       454500         990500     2400502.72    1880839.16             0       0     5726341.88
500,001 to 550,000      0           0    519959.89              0         508000        521600        520000       0     2069559.89
550,001 to 600,000      0           0            0              0         576000             0             0       0         576000
600,001 to 650,000      0           0            0              0      649870.22     641563.73             0       0     1291433.95
650,001 to 700,000
700,001 to 750,000
850,001 to 900,000      0           0            0         870000              0             0             0       0         870000
TOTAL:                  0   616999.08   6638049.74    36431937.34    37876926.55   17430701.17    4351705.81       0    103346319.7
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

PRIN BALANCE         CURRENT LTV            WAC         GROSS MARGIN            LIMITED       STATED
----------------------------------------------------------------------------------------------------
1 to 50,000                   0               0                   0                   0            0
50,001 to 100,000        0.7879         6.90519             6.00388                 9.9        26.89
100,001 to 150,000       0.8165         6.81497             5.98105                3.68        16.31
150,001 to 200,000       0.8216         6.70016             6.04275                5.45        30.91
200,001 to 250,000        0.821         6.59128             5.91907                 2.5        36.34
250,001 to 300,000        0.818         6.41328             5.83601                5.07        47.33
300,001 to 350,000       0.8383         6.33026             5.90789               11.18        19.52
350,001 to 400,000       0.8404         6.25572             5.86868                   0        27.94
400,001 to 450,000       0.8284         6.47277             6.04367                   0        21.98
450,001 to 500,000        0.818         6.50758             6.19312               42.23        24.53
500,001 to 550,000       0.7567          6.0084             6.04626               49.67            0
550,001 to 600,000          0.8            6.45                 5.5                   0            0
600,001 to 650,000       0.7628         6.06949              5.6258                   0            0
650,001 to 700,000
700,001 to 750,000
850,001 to 900,000       0.6692             5.7                6.65                   0            0
TOTAL:                   0.8218         6.47929             5.95173                6.98        28.84
----------------------------------------------------------------------------------------------------

5. PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------------
                          FICO      FICO          FICO         FICO          FICO          FICO         FICO     FICO
PREPAYMENT PENALTY TERM  <=450    501-550       551-600      601-650      651-700        701-750      751-800    >800         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
0                            0     150000        745800   3903530.37    1843175.07    1815992.03            0       0    8458497.47
6
12                           0          0        525199    850815.28    2117409.25    1020199.92            0       0    4513623.45
24                           0          0    3408470.83     19742559   17769574.91     5874280.6       737915       0   47532800.34
30                           0          0             0       195750             0     747447.58            0       0     943197.58
36                           0  466999.08    1958579.91  11739282.69   16146767.32    7972781.04   3613790.81       0   41898200.85
60
TOTAL:                       0  616999.08    6638049.74  36431937.34   37876926.55   17430701.17   4351705.81       0   103346319.7
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY TERM     CURRENT LTV          WAC        GROSS MARGIN      AVG PRIN BAL      LIMITED          STATED
-----------------------------------------------------------------------------------------------------------------------
0                                0.7993       6.68838            6.25058         264328.05        11.39           12.21
6
12                                 0.84       6.84444            6.26465         282101.47         9.54           44.84
24                               0.8327       6.49111             6.1229         256934.06         6.52           33.67
30                               0.9049       5.93212            5.99684         314399.19            0               0
36                               0.8102       6.39664            5.64812         242186.13         6.48           25.65
60
TOTAL:                           0.8218       6.47929            5.95173         252680.49         6.98           28.84
-----------------------------------------------------------------------------------------------------------------------

6. MORTGAGE RATES

------------------------------------------------------------------------------------------------------------------------------------
                    FICO      FICO         FICO          FICO           FICO           FICO           FICO       FICO
MORTGAGE RATES     <=450    501-550      551-600       601-650       651-700         701-750        751-800      >800        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
4.501 to 5.000         0           0            0        438400         265000              0              0        0        703400
5.001 to 5.500         0           0       336000       1020950     1770748.49     2803867.83      809592.65        0    6741158.97
5.501 to 6.000         0           0       926500    9864408.51     8212379.96     3527186.25     1541534.44        0   24072009.16
6.001 to 6.500         0   364999.08   2324374.72    7329891.55    14088813.24     5137952.28     1355286.55        0   30601317.42
6.501 to 7.000         0           0   1200870.02    9208699.83     8123500.15     4211785.01      645292.17        0   23390147.18
7.001 to 7.500         0           0       472819    5792114.37     3655101.47      1290909.8              0        0   11210944.64
7.501 to 8.000         0           0       652920    1657620.46     1553383.24         459000              0        0     4322923.7
8.001 to 8.500         0      252000       525066     146815.28              0              0              0        0     923881.28
8.501 to 9.000         0           0       199500      825892.3         208000              0              0        0     1233392.3
9.001 to 9.500         0           0            0     147145.04              0              0              0        0     147145.04
9.501 to 10.000
10.001 to 10.500
10.501 to 11.000
11.001 to 11.500
11.501 to 12.000
12.001 to 12.500
12.501 to 13.000
13.001 to 13.500
13.501 to 14.000
14.001 to 14.500
TOTAL:                 0   616999.08   6638049.74   36431937.34    37876926.55    17430701.17     4351705.81        0   103346319.7
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

MORTGAGE RATES         CURRENT LTV       WAC     GROSS MARGIN      AVG PRIN BAL     LIMITED        STATED
---------------------------------------------------------------------------------------------------------
4.501 to 5.000              0.7993       4.99            5.94            351700           0             0
5.001 to 5.500              0.8166    5.44828         5.53189         354797.84        7.71           4.3
5.501 to 6.000              0.7946    5.87724         5.83911         270472.01        3.14         15.73
6.001 to 6.500              0.8104    6.30711         5.83463         252903.45        4.81         30.78
6.501 to 7.000               0.841    6.82585         5.98382         251506.96       11.76          39.2
7.001 to 7.500               0.847    7.29699         6.29778         219822.44        11.5          39.7
7.501 to 8.000              0.8586    7.77706         6.52445         205853.51           0         39.96
8.001 to 8.500              0.8598    8.29665         6.73589         153980.21       15.89         22.67
8.501 to 9.000              0.9083    8.75248         7.21727         205565.38       22.46         61.37
9.001 to 9.500              0.9909       9.15               6         147145.04           0             0
9.501 to 10.000
10.001 to 10.500
10.501 to 11.000
11.001 to 11.500
11.501 to 12.000
12.001 to 12.500
12.501 to 13.000
13.001 to 13.500
13.501 to 14.000
14.001 to 14.500
TOTAL:                      0.8218    6.47929         5.95173         252680.49        6.98         28.84
---------------------------------------------------------------------------------------------------------

7. MORTGAGE RATES

------------------------------------------------------------------------------------------------------------------------------------
                   LTV   LTV     LTV    LTV       LTV     LTV         LTV          LTV          LTV        LTV      LTV      LTV
MORTGAGE RATES    0-10  20-NOV  21-30  31-40     41-50   51-60       61-70        71-80        81-90      91-100  101-110  111-120
------------------------------------------------------------------------------------------------------------------------------------
4.501 to 5.000      0      0      0       0          0       0           0       703400            0           0        0        0
5.001 to 5.500      0      0      0       0          0       0   494592.65   4341239.16   1905327.16           0        0        0
5.501 to 6.000      0      0      0       0  523872.13       0  3176351.01  14321437.22   5276650.01   773698.79        0        0
6.001 to 6.500      0      0      0  207000          0  234500  1451294.11  18445802.29   9735789.66   526931.36        0        0
6.501 to 7.000      0      0      0       0          0       0   812379.52  11473628.35   8424084.22  2680055.09        0        0
7.001 to 7.500      0      0      0       0          0       0      500000   5536621.01   3698882.53   1475441.1        0        0
7.501 to 8.000      0      0      0   60000          0       0           0   1963406.24   1473196.66    826320.8        0        0
8.001 to 8.500      0      0      0       0          0       0           0    399215.28       311467      213199        0        0
8.501 to 9.000      0      0      0       0          0       0           0       208000    403550.03   621842.27        0        0
9.001 to 9.500      0      0      0       0          0       0           0            0            0   147145.04        0        0
9.501 to 10.000
10.001 to 10.500
10.501 to 11.000
11.001 to 11.500
11.501 to 12.000
12.001 to 12.500
12.501 to 13.000
13.001 to 13.500
13.501 to 14.000
14.001 to 14.500
TOTAL:              0      0      0  267000  523872.13  234500  6434617.29  57392749.55  31228947.27  7264633.45        0        0
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

MORTGAGE RATES                 TOTAL        AVG FICO        GROSS MARGIN       AVG PRIN BAL         LIMITED          STATED
---------------------------------------------------------------------------------------------------------------------------
4.501 to 5.000                  703400        643.17                5.94            351700               0               0
5.001 to 5.500              6741158.97        695.92             5.53189         354797.84            7.71             4.3
5.501 to 6.000             24072009.16        666.57             5.83911         270472.01            3.14           15.73
6.001 to 6.500             30601317.42        667.81             5.83463         252903.45            4.81           30.78
6.501 to 7.000             23390147.18        662.35             5.98382         251506.96           11.76            39.2
7.001 to 7.500             11210944.64        651.41             6.29778         219822.44            11.5            39.7
7.501 to 8.000               4322923.7        643.34             6.52445         205853.51               0           39.96
8.001 to 8.500               923881.28        581.41             6.73589         153980.21           15.89           22.67
8.501 to 9.000               1233392.3        625.63             7.21727         205565.38           22.46           61.37
9.001 to 9.500               147145.04           618                   6         147145.04               0               0
9.501 to 10.000
10.001 to 10.500
10.501 to 11.000
11.001 to 11.500
11.501 to 12.000
12.001 to 12.500
12.501 to 13.000
13.001 to 13.500
13.501 to 14.000
14.001 to 14.500
TOTAL:                     103346319.7         663.8             5.95173         252680.49            6.98           28.84
---------------------------------------------------------------------------------------------------------------------------